Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income Statement [Abstract]
SALES	$ 1,161,995	$ 1,298,372
COST OF SALES	783,722	986,428
GROSS PROFIT	378,273	311,944
OPERATING EXPENSE	431,192	292,863
NET INCOME (LOSS) BEFORE INCOME TAXES	(52,919)	19,081
PROVISION FOR INCOME TAXES	0	0
NET INCOME (LOSS)	$ (52,919)	$ 19,081
NET INCOME (LOSS) PER SHARE: BASIC AND DILUTED	$ (0.004)	$ 0.001
WEIGHTED AVERAGE SHARES OUTSTANDING: BASIC AND DILUTED	13,085,718	13,000,000